Exhibit 10.9

Execution Copy

WHEN RECORDED

PLEASE RETURN TO:

Mistmada Oil Company, Inc.

Attn: Philip T. Warman

123 Robert S. Kerr Avenue

Oklahoma City, OK 73102-6406

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST (KANSAS)

KNOW ALL MEN BY THESE PRESENTS THAT:

This ASSIGNMENT OF OVERRIDING ROYALTY INTEREST (KANSAS) (this “Assignment”) from Mistmada Oil Company, Inc., an Oklahoma corporation, with offices at 123 Robert S. Kerr Avenue, Oklahoma City, OK 73012-6406 (“Assignor”), to SandRidge Mississippian Trust II, a statutory trust formed under the laws of the State of Delaware, with offices at c/o The Bank of New York Mellon Trust Company, N.A., 919 Congress Avenue, Suite 500, Austin, Texas 78701 (the “Trust” or the “Assignee”), is delivered to be effective as of 12:01 a.m. Central Time, January 1, 2012 (the “Effective Time”); provided, however, that with respect to each oil and gas lease described in Exhibit A that has a date after January 1, 2012, the Effective Time, with respect to each such oil and gas lease, shall be 12:01 a.m. Central Time, on the date of such oil and gas lease. Assignor and Assignee are sometimes referred to herein individually as a “Party” and collectively as “Parties.”

RECITALS

WHEREAS, Assignor is the owner of (i) a certain term overriding royalty interest covering the lands and leases described in Exhibit A hereto assigned to Assignor by SandRidge Exploration and Production, LLC, a Delaware limited liability company (“SandRidge E&P”), and further described in that certain recorded instrument entitled “Term Overriding Royalty Interest Conveyance (Kansas) (PDP)” (the “PDP Conveyance”), and (ii) a certain term overriding royalty interest covering the lands and leases described in Exhibit A hereto assigned to Assignor by SandRidge E&P and further described in that certain recorded instrument entitled “Term Overriding Royalty Interest Conveyance (Kansas) (Development)” (the “Development Conveyance” and, together with the PDP Conveyance, the “Conveyances”); and

WHEREAS, the Conveyances were filed in the records of the County Clerks of Barber, Comanche, Harper and Sumner Counties, Kansas as described in Exhibit B hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.             Conveyance. Effective as of the Effective Time, Assignor, for good and valuable consideration in hand paid by Assignee, hereby GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS, CONVEYS, SETS OVER AND DELIVERS to Assignee, without recourse or warranty (except the special warranty expressly provided below) or representation of any kind, all of its right, title and interest in and to the “Royalty Interest” (as defined in the PDP Conveyance) and the “Royalty Interest” (as defined in the Development Conveyance) (collectively, the “Transferred Interests”), and any and all of the other rights arising from or under the Conveyances with respect to the Transferred Interests (collectively, the “Assigned Rights”). All persons are referred to the Conveyances for the terms thereof and for specific descriptions of the “Royalty Interest” created under each Conveyance.

Assignor hereby binds itself, its successors and assigns to warrant and forever defend the title to the Transferred Interests and the Assigned Rights herein granted, conveyed, assigned and transferred unto Assignee, its successors and assigns, against the lawful claims and demands of every person whomsoever claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

2.             Assumption; Acceptance. Assignee hereby assumes the express obligations of the “Assignee” under the Conveyances with respect to the Transferred Interests and the Assigned Rights to the extent such obligations arise under the terms of the Conveyances, and agrees to accept, take subject to and be bound by the terms and conditions of the Conveyances to the same extent as if Assignee, in such capacity, were the “Assignee” under the Conveyances.

3.             Counterparts. This Assignment may be executed in any number of counterparts, all of which are identical, except that to facilitate filing and recording, counterparts to be filed and recorded in the appropriate records of each county may have included in Exhibit A hereto only those portions of Exhibit A hereto that contain descriptions of the lands and leases located in said county. Every counterpart of this Assignment shall be deemed to be an original for all purposes, and all such counterparts together shall constitute one and the same instrument.  An executed counterpart of this Assignment containing a complete Exhibit A is recorded in the real property records of Barber County, Kansas.  Counterparts of this Assignment with all portions of Exhibit A and Exhibit B hereto will be kept at the offices of Assignor and Assignee at the addresses indicated in the introductory paragraph of this Assignment.  As between the Parties, any signature hereto delivered by a Party by facsimile transmission or email pdf. shall be deemed an original hereto.

4.             Governing Law. WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION, THIS ASSIGNMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF KANSAS.

5.             Limitation of Liability. It is expressly understood and agreed by the Parties that (i) this Assignment is executed and delivered by The Bank of New York Mellon Trust Company, N.A. (“Trustee”), not individually or personally, but solely as trustee to the Trust in the exercise of the powers and authority conferred and vested in it and (ii) under no

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circumstances shall the Trustee be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Assignee under this Assignment.

6.             Further Assurances. Each of the Parties shall execute, acknowledge and deliver, at the reasonable request of the other Party, such additional documents, instruments, conveyances and assurances and take such further actions as such other Party may reasonably request to carry out the provisions hereof and give effect to the transactions contemplated by this Assignment.

7.             Construction of Assignment. In construing this Assignment, the following principles shall be followed:

(a) no consideration shall be given to the captions of the articles, sections, subsections or clauses, which are inserted for convenience in locating the provisions of this Assignment and not as an aid in its construction;

(b) no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Assignment;

(c) a defined term has its defined meaning throughout this Assignment, regardless of whether it appears before or after the place in this Assignment where it is defined;

(d) the plural shall be deemed to include the singular, and vice versa, unless the context otherwise requires; and

(e) each exhibit, attachment and schedule to this Assignment is a part of this Assignment, but if there is any conflict or inconsistency between the main body of this Assignment and any exhibit, attachment or schedule, the provisions of the main body of this Assignment shall prevail.

8.             No Waiver.  Failure of either Party to require performance of any provision of this Assignment shall not affect either Party’s right to require full performance thereof at any time thereafter, and the waiver by either Party of a breach of any provision hereof shall not constitute a waiver of a similar breach in the future or of any other breach or nullify the effectiveness of such provision.

9.             Relationship of Parties. This Assignment does not create a partnership, mining partnership, joint venture or relationship of trust or agency between the Parties.

10.           Present and Absolute Assignment.  It is the express intention of Assignor and Assignee that each of the Transferred Interests and Assigned Rights is, and shall be construed for all purposes as, a present, fully-vested and absolute assignment.

11.           Severability.  In case any provision, covenant or obligation under this Assignment is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions, covenants or obligations of this Assignment are declared to be severable and not in any way affected or impaired thereby.

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12.           Delivery and Acceptance.  Notwithstanding the date(s) of execution of this Assignment as reflected in the acknowledgments below, this Assignment has been delivered by Assignor and accepted by Assignee immediately following the delivery of the Conveyances by SandRidge E&P and the acceptance thereof by Assignor.

[Signature page follows]

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IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

Mistmada Oil Company, Inc.

By:	/s/ Matthew K. Grubb
	Name:	Matthew K. Grubb
	Title:	President and Chief Operating Officer

[Signature Page to Assignment]

SandRidge Mississippian Trust II

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:	/s/ Michael J. Ulrich
	Name:	Michael J. Ulrich
	Title:	Vice President

[Signature Page to Assignment]

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§

This instrument was acknowledged before me on April 23, 2012, by Matthew K. Grubb as President and Chief Operating Officer of Mistmada Oil Company, Inc., an Oklahoma corporation, on behalf of said corporation.

WITNESS my hand and official seal this 23rd day of April, 2012.

/s/ Janis L. Roberts
NOTARY PUBLIC,

State of Oklahoma

Janis L. Roberts
(printed name)

My commission expires: May 22, 2012

SEAL

[Acknowledgment Page to Assignment]

STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§

This instrument was acknowledged before me on April 17, 2012, by Michael J. Ulrich as Vice President of The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States of America, the Trustee of SandRidge Mississippian Trust II, a Delaware statutory trust, on behalf of said national banking association and trust.

WITNESS my hand and official seal this 17th day of April, 2012.

/s/ Sarah Newell
NOTARY PUBLIC,

State of Texas

Sarah Newell
(printed name)

My commission expires: February 16, 2014

SEAL

[Acknowledgment Page to Assignment]

EXHIBIT A

(Kansas Lease Exhibit)

EXHIBIT B

1.             Term Overriding Royalty Interest Conveyance (Kansas) (PDP), by and between SandRidge Exploration and Production, LLC, a Delaware limited liability company, as Assignor, and, Mistmada Oil Company, Inc., an Oklahoma corporation, as Assignee.

County	Book / Page Number	File Number (if applicable)	Date Recorded
Harper County, Kansas			, 2012
Comanche County, Kansas			, 2012
Sumner County, Kansas			, 2012
Barber County, Kansas			, 2012

2.             Term Overriding Royalty Interest Conveyance (Kansas) (Development), by and between SandRidge Exploration and Production, LLC, a Delaware limited liability company, as Assignor, and Mistmada Oil Company, Inc., an Oklahoma corporation, as Assignee.

County	Book / Page Number	File Number (if applicable)	Date Recorded
Harper County, Kansas			, 2012
Comanche County, Kansas			, 2012
Sumner County, Kansas			, 2012
Barber County, Kansas			, 2012